iShares®
iShares, Inc.
Supplement dated January 11, 2022 (the “Supplement”)
to the Summary Prospectus (the “Summary Prospectus”), Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated December 30, 2021, for the iShares MSCI Emerging Markets Small‑Cap ETF (EEMS) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.
The Board of Directors of the Fund has approved the transfer of assets that are invested in India from the Fund’s wholly-owned subsidiary (the “Subsidiary”) located in the Republic of Mauritius to the Fund through on‑exchange transactions in India (the “Transfer”). While the Fund has historically carried out its investment strategies by investing substantially all of its assets invested in India through the Subsidiary, it will be eliminating its use of the Subsidiary and will invest in Indian securities directly. The Fund will incur transaction costs from the Transfer.
The Fund is expected to effect a substantial portion of the Transfer prior to May 31, 2022. After this portion of the Transfer is completed, the Fund will make new investments in India directly.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑EEMS1‑0122

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